EXHIBIT 10.90.5

Catamount Resources Corporation
77 Grove Street
Rutland, Vermont 05701

November 21, 2005

Diamond Castle Holdings, LLC
280 Park Avenue
New York, NY 10017
Attention: Ari J. Benacerraf and Daniel H. Clare
Facsimile: (212) 983-1234

RE: Exercise of Put Option

Ladies and Gentlemen:

              We refer to that certain Put Option Purchase and Sale Agreement, dated as of October 12, 2005 (the "Agreement") entered into between us and CEC Wind Acquisition, LLC. Pursuant to Section 4.06 of the Agreement and an Assignment and Assumption Agreement, dated as of October 31, 2005, CEC Wind Acquisition, LLC assigned all of its rights, benefits, obligations, liabilities and responsibilities under the Agreement to Diamond Castle Partners IV, L.P., Diamond Castle Partners IV-A, L.P., Deal Leaders Fund, L.P. (collectively, "DCP").

              Terms defined in the Agreement (except where otherwise defined herein) shall have the same respective meanings herein.

              This letter agreement shall provide notice of our decision to exercise the Put Option for the purposes of Section 1.01 of the Agreement. As has been discussed between us and you, you have agreed to waive the closing condition contained in Section 3.01(b) of the Agreement, and we have both agreed that the Put Closing Date will occur on December 20, 2005 or such other date as we mutually agree upon; provided, that, prior to the Put Closing Date, we shall have reimbursed Catamount Energy Corporation for the payments made by Catamount Energy Corporation to its employees (i) as consideration for the termination of the participation of such employees in our Retirement Plan and Supplemental Executive Retirement Plan pursuant to Section 5.18(b) of the Subscription Agreement, dated October 12, 2005 and (ii) with respect to payments under Section 5.5 of the Catamount Energy Corporation 2002 Incentive Plan as provided in the Subscription Agreement.

              We will provide to you no later than two business day prior to the Put Closing date, account information with respect to making payment of the Put Price.

Please confirm your agreement with the foregoing by signing the duplicate copy of this letter enclosed herewith, and returning the same to us.

CATAMOUNT RESOURCES CORPORATION By: Name: Title: Acknowledged and Agreed

DIAMOND CASTLE PARTNERS IV, L.P.

By:  DCP IV GP, L.P.
        its general partner

By:  DCP IV GP-GP, LLC
        its general partner

By:
Name:
Title:

DIAMOND CASTLE PARTNERS IV-A, L.P.

By:  DCP IV GP, L.P.
        its general partner

By:  DCP IV GP-GP, LLC
        its general partner

By:
Name:
Title:

DEAL LEADERS FUND, L.P.

By:  DCP IV GP, L.P.
        its general partner

By:  DCP IV GP-GP, LLC
        its general partner

By:
Name:
Title: